PRELIMINARY PROXY STATEMENT

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

Filed by Registrant	[X]

Filed by Party other than Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement	[ ]	Definitive Additional Materials

[ ]	Soliciting Materials Pursuant to §240.14a-12

COCRYSTAL PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

$_____ per share as determined under Rule 0-11 under the Exchange Act.

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY PROXY STATEMENT

Cocrystal Pharma, Inc.

1860 Montreal Road

Tucker, Georgia 30084

(425) 398-7178

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

We are pleased to invite you to attend the 2018 Annual Meeting of the shareholders of Cocrystal Pharma, Inc., which will be held at 2:00 p.m. EST on August 6, 2018 at 4400 Biscayne Boulevard, Suite 1500, Miami, Florida 33137, for the following purposes:

1.	To elect six members to our Board of Directors;

2.	To approve an amendment to Cocrystal’s Certificate of Incorporation to reduce the number of shares of common stock Cocrystal is authorized to issue from 800,000,000 to 100,000,000;

3.	To approve, on an advisory basis, Cocrystal’s Named Executive Officer compensation;

4.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

5.	To transact such other matters as may properly come before the Annual Meeting.

Cocrystal’s Board of Directors has fixed the close of business on June 11, 2018 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders
to Be Held on August 6, 2018:

We mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our 2017 Annual Report on Form 10-K on or about June 25, 2018. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 are available at: https://www.equitystock.com free of charge.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at 1:00 p.m. EST. Shares can be voted at the meeting only if the holder is present in person or by valid proxy.

For admission to the meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you do not plan on attending the meeting, please vote your shares via the Internet, by phone or by signing and dating the enclosed proxy and returning it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors:

/s/ James Martin
James Martin
Secretary

Dated: June 25, 2018

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today.

Table of Contents
Page

Questions and Answers Regarding the 2018 Annual Meeting of Shareholders	1

Proposal 1. Election of Directors	7

Executive Officers	10

Corporate Governance	13

Certain Relationships and Related Party Transactions	15

Executive Compensation	16

Director Compensation	18

Security Ownership of Certain Beneficial Owners and Management	19

Proposal 2. Approval of an amendment to Cocrystal’s Certificate of Incorporation to reduce the number of shares of common stock Cocrystal is authorized to issue	20

Compensation Discussion and Analysis	21

Compensation Committee Report	23

Proposal 3. Shareholder Advisory Vote on Named Executive Officer Compensation	24

Proposal 4. Ratification of the Appointment of Our Independent Registered Public Accounting Firm for Fiscal Year ending December 31, 2018	25

Audit Committee Report	26

Other Matters	28

Annex A Certificate of Amendment to the Certificate of Incorporation	A-1

i

PRELIMINARY PROXY STATEMENT

Cocrystal Pharma, Inc.

1860 Montreal Road

Tucker, Georgia 30084

(425) 398-7178

2018 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being sent to the holders of shares of the voting stock of Cocrystal Pharma, Inc., a Delaware corporation (“Cocrystal” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2018 Annual Meeting of Shareholders of Cocrystal (the “2018 Annual Meeting”). The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our 2017 Annual Report on Form 10-K is first being mailed to shareholders entitled to vote at the 2018 Annual Meeting on or about June 25, 2018.

Date, Time and Place of the 2018 Annual Meeting of Shareholders

We will hold the 2018 Annual Meeting on August 6, 2018 at 2:00 p.m., EST.

Who is Entitled to Vote?

Our Board has fixed the close of business on June 11, 2018 as the record date for a determination of shareholders entitled to notice of, and to vote at, the 2018 Annual Meeting or any adjournment thereof. On the record date, there were 29,923,076 shares of common stock issued, outstanding and entitled to vote. Each share of Cocrystal common stock represents one vote that may be voted on each matter that may come before the 2018 Annual Meeting. As of the record date, Cocrystal had issued no preferred stock which is entitled to vote.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with Equity Stock Transfer, our transfer agent, you are the “record holder” of those shares. If you are a record holder, this Proxy Statement has been provided directly to you by Cocrystal.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, the Notice has been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the 2018 Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date. Please see below for instructions on how to vote at the 2018 Annual Meeting if your shares are held in street name.

1

How Do I Vote?

If you are a stockholder of record, you may vote:

1.	By Internet.

2.	By phone.

3.	By mail, if you have received a paper copy of the proxy materials; or

4.	In person at the 2018 Annual Meeting.

Detailed instructions for Internet and telephone voting are set forth on the Notice, which contains instructions on how to access our proxy statement and annual report online. If you vote by Internet or phone, please DO NOT mail your proxy card.

If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the 2018 Annual Meeting, please bring with you evidence of your ownership as of the record date (such as a letter from your nominee confirming your ownership or a bank or brokerage firm account statement) and a legal proxy from your nominee authorizing you to vote your shares.

What constitutes a Quorum?

To carry on the business of the 2018 Annual Meeting, we must have a quorum of shareholders present. A quorum is present when a majority of the outstanding shares of stock entitled to vote, as of the record date, are represented in person or by proxy. Shares owned by Cocrystal are not considered outstanding or considered to be present at the 2018 Annual Meeting. Broker non-votes (because there are routine matters presented at the 2018 Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if Cocrystal is unable to obtain a Quorum?

If a quorum is not present to transact business at the 2018 Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the 2018 Annual Meeting, the persons named as proxies may propose one or more adjournments of the 2018 Annual Meeting to permit solicitation of proxies.

What if I sign and return my proxy without making any selections?

If you are the shareholder of record, and you sign and return a proxy card without giving specific voting instructions, then your shares will be voted “FOR” Proposals 1, 2, 3, and 4. If other matters properly come before the 2018 Annual Meeting, the proxy holders will have the authority to vote your shares at their discretion.

What if I am a beneficial owner and I do not give the nominee voting instructions?

If your shares are held in street name, you must instruct the organization that holds your shares how to vote your shares. Such organization is bound by the rules of the Nasdaq Stock Market regarding whether or not it can exercise discretionary voting power for any particular proposal in the absence of voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares. Broker non-votes are included in the calculation of the number of votes considered to be present at the meeting for purposes of determining the presence of a quorum.

2

The table below sets forth, for each proposal on the ballot, whether a nominee organization can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the proposal.

Proposal	Broker Discretionary Vote Allowed	Impact of Broker Non-Vote

1. To elect the Board of Directors;	No	None

2. To approve an amendment to Cocrystal’s Certificate of Incorporation to reduce the number of shares of common stock Cocrystal is authorized to issue from 800,000,000 to 100,000,000	No	Against

3. To approve, on an advisory basis, Cocrystal’s Named Executive Officer compensation	No	None

4. To ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2018	Yes	N/A

As a result, if you do not provide voting instructions, your shares will not be voted on Proposals 1, 2 and 3.

If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” Except for Proposal 2, Broker non-votes do not count as a vote “FOR” or “AGAINST” any of the proposals. Broker non-votes will have the same effect as a vote “AGAINST” Proposal 2.

How Many Votes are Needed for Each Proposal to Pass?

Proposals	Vote Required

1. To elect the Board of Directors;	Plurality of shares present and entitled to vote on the matter

2. To approve an amendment to Cocrystal’s Certificate of Incorporation to reduce the number of shares of common stock Cocrystal is authorized to issue from 800,000,000 to 100,000,000;	Majority of outstanding shares entitled to vote

3. To approve, on an advisory basis, Cocrystal’s Named Executive Officer compensation;	Majority of the shares present and entitled to vote on the matter

4. To ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2018.	Majority of the shares present and entitled to vote on the matter

Election of Directors. In order to be elected to the Board, each nominee must receive a plurality of the aggregate voting power of the shares present at the meeting in person or by proxy and entitled to vote on the election of directors. This means that the director nominees who receive the highest number of votes “FOR” their election are elected. You may vote “FOR” all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. Shareholders may only vote “FOR” or withhold their votes with respect to the election of the nominees to the Board.

3

Reduction of the Number of Authorized Shares. The affirmative vote of the majority of the outstanding stock entitled to vote is required to approve an amendment to Cocrystal’s Certificate of Incorporation to reduce the number of shares of common stock Cocrystal is authorized to issue from 800,000,000 to 100,000,000.

Approval, on an advisory basis, of Cocrystal’s Named Executive Officer compensation. The affirmative vote of the majority of the aggregate voting power of the shares present at the 2018 Annual Meeting in person or by proxy and entitled to vote on the matter is required to approve, on an advisory basis, Cocrystal’s Named Executive Officer compensation.

Ratification of Auditor. The affirmative vote of a majority of the shares represented at the 2018 Annual Meeting and entitled to vote on the matter is required for the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

How are abstentions treated?

Proposals	Effect of Abstentions on the Proposal

1. To elect the Board of Directors;	Not applicable

2. To approve an amendment to Cocrystal’s Certificate of Incorporation to reduce the number of shares of common stock Cocrystal is authorized to issue from 800,000,000 to 100,000,000;	Against

3. To approve, on an advisory basis, Cocrystal’s Named Executive Officer compensation;	Against

4. To ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2018.	Against

Abstentions will have the same effect as a vote “AGAINST” Proposals 2, 3 and 4. Withheld votes will not have any effect on Proposal 1.

What are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to the remaining proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the 2018 Annual Meeting by giving written notice of revocation to the Corporate Secretary of Cocrystal bearing a later date than your proxy, by executing and delivering to the Corporate Secretary of Cocrystal a proxy card dated after the date of your proxy, or by voting in person at the 2018 Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Cocrystal Pharma, Inc., 1860 Montreal Road, Tucker Georgia 30084.

4

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Cocrystal. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2018 Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders, Messrs. Gary Wilcox and James Martin, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2018 Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your shares “FOR” such other candidate or candidates as may be properly nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold Cocrystal stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at: 1860 Montreal Road, Tucker, Georgia 30084.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Cocrystal shareholders with any of the proposals brought before the 2018 Annual Meeting.

5

Can a Shareholder Present a Proposal To Be Considered At the 2019 Annual Meeting?

If you wish to submit a proposal to be considered at the 2019 annual meeting of shareholders, the following is required:

●	For a shareholder proposal to be considered for inclusion in Cocrystal’s Proxy Statement and proxy card for the 2019 annual meeting of shareholders (the “2019 Annual Meeting”) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) our Corporate Secretary must receive the written proposal no later than February 25, 2019, which is 120 calendar days prior to the anniversary date Cocrystal’s Proxy Statement was mailed to shareholders in connection with the 2018 Annual Meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored materials.

●	Our Bylaws include advance notice provisions that require shareholders desiring to recommend or nominate individuals for election to the Board or who wish to present a proposal at the 2019 Annual Meeting to do so in accordance with the terms of the advance notice provisions. For a shareholder proposal or a nomination that is not intended to be included in Cocrystal’s Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal no later than 90 calendar days prior to the 2019 Annual Meeting; provided, however, that in the event that less than 100 days’ notice of public disclosure of the date of the meeting is given to shareholders, notice by the shareholder to be timely must be received no later than close of business on the tenth day after public disclosure of the 2019 Annual Meeting is made. If a shareholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-8 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. Your notice must contain the specific information set forth in our Bylaws.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to Cocrystal Pharma, Inc., 1860 Montreal Road, Tucker, Georgia 30084, Attention: Corporate Secretary.

We reserve the right to amend our Bylaws and any change will apply to the 2019 annual meeting of shareholders unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election to our board of nominees set forth herein, none of the officers or directors have any interest in any of the matters to be acted upon at the 2018 Annual Meeting.

Where can I find voting results of the 2018 Annual Meeting?

We will announce the results for the proposals voted upon at the 2018 Annual Meeting and publish voting results in a Current Report on Form 8-K filed within four business days after the 2018 Annual Meeting.

The Board Recommends that Shareholders Vote “FOR” Proposals 1, 2, 3, and 4.

6

PROPOSAL 1.

ELECTION OF DIRECTORS

Pursuant to the authority granted to our Board of Directors (the “Board”) under our Bylaws, the Board has fixed the number of directors constituting the entire Board at seven. The Board currently consists of six directors with one vacancy.

Upon the recommendation of the Corporate Governance and Nominating Committee of the Board, our Board has nominated the following six current directors: (i) Raymond Schinazi, (ii) Gary Wilcox, (iii) David Block, (iv) Phillip Frost, (v) Jane Hsiao and (vi) Steven Rubin, to be elected as directors at the 2018 Annual Meeting, each to hold office until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. Although management does not anticipate that any nominee will be unable or unwilling to serve as a director, in the event of such an occurrence, proxies may be voted in the discretion of the persons named in the proxy for a substitute designated by the Board, unless the Board decides to reduce the number of directors constituting the Board.

The Board recommends a vote “For” the election of all of the director nominees.

NOMINEES FOR DIRECTOR

The following table sets forth information provided by the nominees as of the record date. All of the nominees are currently serving as directors of Cocrystal. All of the nominees have consented to serve if elected by our shareholders. There are no family relationships among our directors and executive officers.

Name	Age	Position

Raymond Schinazi	68	Chairman

Gary Wilcox	71	Vice Chairman and Interim Chief Executive Officer

David Block	58	Director

Phillip Frost	81	Director

Jane Hsiao	71	Director

Steven Rubin	58	Director

Director Nominees Biographies

Raymond Schinazi, Ph.D., Hon D.Sc., Chairman

Dr. Schinazi was appointed Co-Chairman of the Board as of November 25, 2014. Since March 11, 2015, Dr. Schinazi has served as Chairman of the Board. Dr. Schinazi is the founder and Manager of RFS Pharma, a position he held beginning in 2004. Dr. Schinazi has been at Emory University since 1978 and currently serves as the Frances Winship Walters Professor of Pediatrics and Director of the Laboratory of Biochemical Pharmacology at Emory University. He is also the Director of the Scientific Working Group on Viral Eradication for the NIH-sponsored Emory University Center for AIDS Research (CFAR). In addition, Dr. Schinazi currently serves as a Governing Trustee for the Foundation for AIDS Research (amfAR), the International Center for Missing & Exploited Children (ICMEC), and the Global Virus Network (GVN) and serves as a non-executive Director of Gliknik Inc. Dr. Schinazi has been a director of ReViral Ltd since April 2014, and a director of Brace Pharma Capital, LLC since February 2014.

7

Dr. Schinazi’s qualifications to serve on our Board include being the founder of multiple successful biotechnology companies including Triangle Pharmaceuticals, Inc., Pharmasset, Inc. and Idenix Pharmaceuticals, Inc. and his extensive experience and his technical expertise in drug discovery and development.

Gary Wilcox, Ph.D., Vice-Chairman and Interim Chief Executive Officer

Dr. Wilcox has been a director of Cocrystal since January 2, 2014 and has served as the Interim Chief Executive Officer since July 22, 2016. From January 2, 2014 until March 11, 2015, Dr. Wilcox served as the Chairman of the Board (Co-Chairman beginning November 25, 2014) and Chief Executive Officer of Cocrystal. He is a co-founder of Cocrystal Discovery and served as its Chief Executive Officer from 2008 through March 2015. Since 2012, Dr. Wilcox has been a director of the Daily Journal Corporation (Nasdaq:DJCO), a publisher of legal newspapers and websites, and a developer of legal case management software. From 1993 to 2007, Dr. Wilcox served as Executive Vice President of Operations and a member of the Board of Directors of Icos Corporation (Nasdaq:ICOS), where he played a key role in the development of Cialis, a drug with annual sales of $2 billion. In 1982, Dr. Wilcox co-founded Ingene Inc. (Nasdaq:IGEI), serving as its Chairman, President and CEO through private financings, an IPO and a successful merger with XOMA Corporation (Nasdaq:XOMA) in 1989. From 1989-1993 Dr. Wilcox was Vice Chairman of the Board of Directors and Executive Vice President of Xoma. From 1974 until 1984, Dr. Wilcox was a Professor of Microbiology and a member of the Molecular Biology Institute at UCLA. He has served on 15 boards of directors including Nasdaq, New York and London stock exchange companies as well as private technology companies.

Dr. Wilcox’s qualifications to serve on our Board include his 30 years of experience as an executive in biotechnology companies, his technical expertise in drug discovery and development, and his public company board of directors experience.

David Block, M.D., M.B.A., Director

Dr. Block was appointed a director as of November 25, 2014. Since May 2007, Dr. Block has served as President, Chief Executive Officer and Chairman of the Board of Gliknik Inc., a biopharmaceutical company which he founded to create new therapies for people living with cancer and immune disorders. From 1990 through its successful sale in 2002, Dr. Block held a number of commercial positions at DuPont Merck and DuPont Pharmaceuticals, ultimately as EVP of International Operations. He was subsequently COO of Celera Genomics and CEO of venture-funded Ruxton Pharmaceuticals prior to founding Gliknik. Dr. Block has been an active HIV physician at Johns Hopkins since 1992.

Dr. Block’s qualifications to serve on our Board include his expertise in pharmaceutical development strategy and commercialization, finance and budgeting, and operational management, and his knowledge of medicine and unmet medical needs.

Phillip Frost, M.D., Director

Dr. Frost has been a director of Cocrystal since January 2, 2014 and has been a director of Cocrystal Discovery since 2008. He has served as CEO and Chairman of OPKO Health Inc. (Nasdaq:OPKO) (“OPKO”), a multi-national pharmaceutical and diagnostics company since March 2007. Dr. Frost was named Chairman of the Board of Ladenburg Thalmann Financial Services Inc. (“Ladenburg Thalmann”) (NYSE American:LTS), an investment banking, asset management, and securities brokerage firm providing services through its principal operating subsidiary, Ladenburg Thalmann & Co. Inc., in July 2006 and has been a director of Ladenburg Thalmann from 2001 until 2002 and again since 2004. Dr. Frost also serves as a director for Castle Brands (NYSE American:ROX), a developer and marketer of premium brand spirits. He serves as a member of the Board of Trustees of the University of Miami, the Skolkovo Foundation Scientific Advisory Council in Russia, the Shanghai Institute for Advanced Immunochemical Studies in China, and The Florida Council of 100 and as a Trustee of each of the Miami Jewish Home for the Aged and the Mount Sinai Medical Center. He serves as Chairman of Temple Emanu-El, Governor of Tel Aviv University and is a member of the Executive Committee of The Phillip and Patricia Frost Museum of Science. Dr. Frost served as a director of Teva Pharmaceutical Industries, Limited, or Teva (NYSE:TEVA) from January 2006 until February 2015 and had served as Chairman of the Board of Teva from March 2010 until December 2014 and as Vice Chairman from January 2006 until March 2010. Dr. Frost previously served as Vice Chairman of Cogint, Inc., and as a director for Sevion Therapeutics, Inc. prior to its merger with Eloxx Pharmaceuticals, Inc., SafeStitch Medical Inc. prior to its merger with TransEnterix, Inc., and PROLOR Biotech, Inc. prior to its acquisition by OPKO in August 2013, and as Governor and Co-Vice Chairman of the American Stock Exchange (now NYSE American).

Dr. Frost had served as Chairman of the Board of Directors and Chief Executive Officer of IVAX Corporation (“IVAX”) from 1987 until its acquisition by Teva in January 2006. Dr. Frost was Chairman of the Board of Directors of Key Pharmaceuticals, Inc. from 1972 until the acquisition of Key Pharmaceuticals, Inc. by Schering Plough Corporation in 1986.

Dr. Frost has successfully founded several pharmaceutical companies and overseen the development and commercialization of a multitude of pharmaceutical products. This combined with his experience as a physician and chairman and/or chief executive officer of large pharmaceutical companies has given him insight into virtually every facet of the pharmaceutical business and drug development and commercialization process. He is a demonstrated leader with keen business understanding and is uniquely positioned to help guide our Company.

8

Jane H. Hsiao, Ph.D., M.B.A., Director

Dr. Hsiao has been a director of Cocrystal since January 2, 2014 and has been a director of Cocrystal Discovery since 2008. She has served as Vice-Chairman and Chief Technical Officer of OPKO since May 2007 and as a director since February 2007. Dr. Hsiao has served as Chairman of the Board of Non-Invasive Monitoring Systems, Inc. (OTC:NIMU), a medical device company, since October 2008 and was named Interim Chief Executive Officer of Non-Invasive Monitoring Systems, Inc. in February 2012. Dr. Hsiao is also a director of each of TransEnterix, Inc. (NYSE American:TRXC), a medical device company, Neovasc, Inc. (NasdaqCM:NVCN), a company developing and marketing medical specialty vascular devices. Dr. Hsiao previously served as a director for PROLOR Biotech, Inc. prior to its acquisition by the Company in August 2013, and as Chairman of the Board of SafeStitch Medical, Inc. prior to its merger with TransEnterix, Inc. Dr. Hsiao served as the Vice Chairman-Technical Affairs of IVAX from 1995 to January 2006. Dr. Hsiao served as Chairman, Chief Executive Officer and President of IVAX Animal Health, IVAX’s veterinary products subsidiary, from 1998 to 2006.

Dr. Hsiao’s qualifications to serve on our Board of Directors include her background in pharmaceutical chemistry and strong technical expertise, as well as her senior management experience at OPKO and IVAX. In addition, as a result of her role as director and/or chairman of other companies in the biotechnology and life sciences space, she has a keen understanding and appreciation of the many regulatory and development issues confronting pharmaceutical and biotechnology companies.

Steven D. Rubin, Director

Mr. Rubin has been a director of Cocrystal since January 2, 2014 and a director of Cocrystal Discovery since 2008. Mr. Rubin has been the Executive Vice President of OPKO, since May 2007 and a director of OPKO since February 2007. Mr. Rubin is a member of The Frost Group, LLC, a private investment firm. In addition to OPKO, Mr. Rubin currently serves as Chairman of Neovasc, Inc. (NasdaqCM:NVCN), a developer of vascular devices, and is on the Boards of Directors of Non-Invasive Monitoring Systems, Inc. (OTC:NIMU), a medical device company, Kidville, Inc. (OTC:KVIL), which operates upscale learning and play facilities for children, Eloxx Pharmaceuticals, Inc. (NasdaqGM:ELOX), a clinical-stage biopharmaceutical company developing novel RNA-modulating drug candidates that are designed to treat rare and ultra-rare premature stop codon diseases, Castle Brands, Inc. (NYSE MKT:ROX), a marketer of premium spirits, Red Violet (NasdaqCM:RDVT), a software services company spun off from Cogint, Inc., and Chromadex Corp., an integrated, global nutraceutical company devoted to improving the way people age. Mr. Rubin previously served as a director of Cogint, Inc. (NasdaqGM:COGT), an information solutions provider focused on the data-fusion market, prior to the spin-off of its data and analytics operations and assets into Red Violet, Inc., Sevion Therapeutics, Inc., prior to its merger with Eloxx Pharmaceuticals, Inc., Dreams, Inc. (NYSE American:DRJ), a vertically integrated sports licensing and products company, Safestitch Medical, Inc. prior to its merger with TransEnterix, Inc., SciVac Therapeutics, Inc. prior to its merger with VBI Vaccines, Inc., Tiger X Medical, Inc. prior to its merger with BioCardia, Inc., and PROLOR Biotech, Inc., prior to its acquisition by the Company in August 2013. Mr. Rubin also served as the Senior Vice President, General Counsel and Secretary of IVAX from August 2001 until September 2006.

Mr. Rubin’s qualifications to serve on our Board include extensive leadership, business, and legal experience, as well as tremendous knowledge of our business and the pharmaceutical industry generally. He has advised pharmaceutical companies in several aspects of business, regulatory, transactional, and legal affairs for more than 24 years. His experience as a practicing lawyer, general counsel, and board member to multiple public companies, including several pharmaceutical and life sciences companies, has given him broad understanding and expertise, particularly relating to strategic planning and acquisitions.

9

EXECUTIVE OFFICERS

Name	Age	Position

Gary Wilcox*	71	Vice Chairman and Interim Chief Executive Officer

James Martin	51	Chief Financial Officer

Sam Lee	59	President

* Dr. Wilcox’s biography is set forth above under “Nominees for Director.”

James J. Martin, Chief Financial Officer

Mr. Martin has served as our Chief Financial Officer since June 1, 2017. Prior to that, from February 23, 2017 through May 30, 2017, Mr. Martin served as our Interim Chief Financial Officer. Mr. Martin has also served as Chief Financial Officer of Non-Invasive Monitoring Systems, Inc. (OTC:NIMU) since January 2011. From November 2016 to February 2017, Mr. Martin served as Chief Financial Officer of Motus GI Holdings, Inc., a privately held medical device company. From September 2014 to November 2016, Mr. Martin served as Chief Financial Officer of VBI Vaccines Inc. (formerly SciVac Therapeutics, Inc.) (Nasdaq:VBIV), a pharmaceutical development and manufacturing company. From April 2014 to September 2015, Mr. Martin served as Chief Financial Officer of Vapor Corp, Inc. (Nasdaq:VPCO), a vaporizer retail and wholesale company. From January 2011 to October 2013, Mr. Martin served as Chief Financial Officer of SafeStitch prior to its merger with TransEnterix, Inc (NYSE:TRXC).

Sam Lee, Ph.D., President

Dr. Lee has served as our President since January 2, 2014. From January 2, 2014 to November 22, 2014, Dr. Lee was a director of Cocrystal. He is a co-founder of Cocrystal Discovery and has been President and a director of Cocrystal Discovery since 2007. He has 17 years of anti-infective drug discovery research experience. Prior to being a co-founder of Cocrystal, he managed anti-infective, oncology, and inflammation drug discovery projects for eight years at ICOS Corporation. Dr. Lee was responsible for incorporating protein crystallography and structural biology approaches into ICOS research. He received his Ph.D. in Biological Sciences from the University of Notre Dame, and completed postdoctoral training in viral replication biochemistry with Dr. I. R. Lehman at Stanford University. While at Stanford, Dr. Lee founded and was Chief Executive Officer of Viral Assays in Cupertino, CA.

10

CORPORATE GOVERNANCE

Board Committees and Charters

The Board and its committees meet and act by written consent from time to time as appropriate. The Board has formed the following four standing committees: (i) the Audit Committee, (ii) the Compensation Committee, (iii) the Corporate Governance and Nominating and (iv) the Scientific Review Committee. These committees regularly report on their activities and actions to the Board.

Each of our Audit, Compensation, and Corporate Governance and Nominating Committees has a written charter. Each of these committee charters is available through the “Investors” section on our website, which can be found at www.cocrystalpharma.com. The information on, or that can be accessed through, our website is not incorporated into this Proxy Statement.

The following table identifies the independent and non-independent current Board and Committee members.

Name	Independent	Audit	Compensation	Corporate Governance and Nominating

Raymond Schinazi

Gary Wilcox

David Block	X	X	Chair	X

Phillip Frost	X	X

Jane Hsiao	X		X	Chair

Steven Rubin	X	Chair	X	X

Board and Committee Meetings

Our Board held a total of eight meetings during the fiscal year ended December 31, 2017. We have no formal policy regarding attendance by directors or officers at our shareholder meetings. Dr. Wilcox attended our annual shareholders’ meeting on behalf of the Board and management in 2016.

During 2017, our Audit Committee held a total of four meetings, the Compensation Committee had one meeting and the Corporate Governance and Nominating Committee did not hold any meetings.

Independence

Our Board, in the exercise of its reasonable business judgment, has determined that each of Cocrystal’s directors qualifies as an independent director pursuant to Rule 5605(a)(2) of Nasdaq Listing Rules and applicable SEC rules and regulations, with the exception of Dr. Raymond Schinazi and Dr. Gary Wilcox. In considering Dr. Phillip Frost’s independence, the Board considered the large beneficial ownership position held by him directly and through entities controlled by him.

11

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee of the Board was at any time during 2017 or at any other time an officer or employee of Cocrystal. None of our executive officers currently serves, or in the past three years has served, as a member of the board of directors or compensation committee of another entity that has one or more executive officers serving on our Board or the Compensation Committee. No member of the Compensation Committee has any other business relationship or affiliation with us other than his or her service as a director. However, our Chairman, Dr. Raymond Schinazi serves on the board of directors of Gliknik Inc., of which Dr. David Block is the CEO. Dr. Block is the Chairman of the Compensation Committee.

Audit Committee

The Audit Committee’s primary role is to review our accounting policies and any issues which may arise in the course of the audit of our financial statements. The Audit Committee selects our independent registered public accounting firm, approves all audit and non-audit services, and reviews the independence of our independent registered public accounting firm. The Audit Committee also reviews the audit and non-audit fees of the auditors. Our Audit Committee is also responsible for certain corporate governance and legal compliance matters including internal and disclosure controls and compliance with the Sarbanes-Oxley Act of 2002.

Our Board has determined that each member of the Audit Committee meets the enhanced independence requirements to audit committee members under Rule 5605(c)(2) of Nasdaq Listing Rules and under Rule 10A-3 under the Exchange Act. The Board has also determined that Mr. Steven Rubin is qualified as an Audit Committee Financial Expert, as that term is defined by Item 407(d)(5)(ii) of Regulation S-K and in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The function of the Compensation Committee is to determine the compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to shareholder proposals related to compensation matters. Additionally, the Compensation Committee is responsible for administering our equity compensation plans including the 2015 Equity Incentive Plan, which we refer to as the “Plan.”

The Compensation Committee may delegate any or all of its duties or responsibilities to a subcommittee, to the extent consistent with the Company’s Certificate of Incorporation, Bylaws, applicable laws and The Nasdaq Listing Rules.

The Board has determined that each member of the Compensation Committee meets the independence requirements under Rule 5605(a) of Nasdaq Listing Rules and Rule 10C-1 under the Exchange Act.

12

Corporate Governance and Nominating Committee

The responsibilities of the Corporate Governance and Nominating Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establish procedures for the nomination process including procedures and the oversight of the evaluations of the Board and management.

The Board has determined that each member of the Corporate Governance and Nominating Committee meets the independence requirements under Rule 5605(a)(2) of Nasdaq Listing Rules.

The Nominating and Corporate Governance Committee has not established a policy with regard to the consideration of any candidates recommended by shareholders since no shareholders have made any recommendations. If we receive any shareholder recommended nominations, the Corporate Governance and Nominating Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith. Shareholders who wish to recommend candidates for election to the Board must do so in writing. The recommendation should be sent to the Secretary of Cocrystal Pharma, Inc., at 1860 Montreal Road, Tucker Georgia 30084, and must be in accordance with our Bylaws with respect to nomination of persons for election to the Board.

The Nominating and Corporate Governance Committee recommended to the Board that it nominate each of the incumbent directors for election at the 2018 Annual Meeting.

Board Diversity

While we do not have a formal policy on diversity, our Board and Nominating and Corporate Governance Committee consider diversity to include the skill set, background, reputation, type and length of business experience of our board members as well as a particular nominee’s contribution to that mix. Although there are many other factors, our Board seeks individuals with experience in the pharmaceutical industry, legal and accounting skills and board experience.

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of our Board. Our Interim Chief Executive Officer is Gary Wilcox and our Chairman of the Board is Dr. Raymond Schinazi. Dr. Gary Wilcox serves as Vice Chairman of the Board. We believe that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of our Board in its oversight of our business and affairs. In addition, such separation helps create an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board to monitor whether management’s actions are in the best interests of Cocrystal and its shareholders. Having a Chairman separate from the Chief Executive Officer also allows the Chairman to focus on assisting the Chief Executive Officer and senior management in seeking and adopting successful business strategies and risk management policies and in making successful choices in management succession.

Board Assessment of Risk

The Board is actively involved in the oversight of risks that could affect Cocrystal. This oversight is conducted primarily through the Audit Committee, but the full Board has retained responsibility for general oversight of risks. The Audit Committee considers and reviews with our independent public accounting firm and management the adequacy of our internal controls, including the processes for identifying significant risks and exposures, and elicits recommendations for the improvements of such procedures where desirable. In addition to the Audit Committee’s role, the full Board is involved in oversight and administration of risk and risk management practices. Members of our senior management have day-to-day responsibility for risk management and establishing risk management practices, and members of management are expected to report matters relating specifically to the Audit Committee directly thereto, and to report all other matters directly to the Board as a whole. Members of our senior management have an open line of communication to the Board and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and management’s reporting on issues relating to risk management typically occurs through direct communication with directors or committee members as matters requiring attention arise. Members of our senior management regularly attend portions of the Board’s meetings, and often discuss the risks related to our business.

The Board actively interfaces with management on seeking solutions to any perceived risk.

13

Risk Assessment Regarding Compensation Policies and Practices

With the exception of Dr. Gary Wilcox, our Interim Chief Executive Officer, we design the compensation of our employees to be competitive. Although in the past we granted stock options to employees, we did not do so in 2017 or 2018. This reduces the tendency to take unusual risk. Dr. Wilcox receives a salary that is well below market average for similar positions and less than the other members of our senior management. However, he is a founder of our principal subsidiary and as the result has a significant equity ownership in the Company. While this may be construed to increase tendency to take risks, Dr. Wilcox has not sold any shares since we acquired Cocrystal Discovery, Inc. in 2014.

The principal risks other than liquidity relate to the results of our clinical trials and research. We have two senior executive officers who are actively involved in monitoring our clinical research activities. In addition, our skilled and experienced Board includes four non-employee directors who actively monitor our clinical research as part of an effort to further the research while at the same time limiting risk taking.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer, as well as our Board. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistle-blowing or the prompt reporting of illegal or unethical behavior. A copy of our Code of Ethics is available through the “Investors” section on our website, which can be found at www.cocrystalpharma.com. The information on, or that can be accessed through, our website is not incorporated herein. In addition, we will provide a copy of the Code of Ethics to any person without charge, upon request. The request for a copy can be made in writing to Cocrystal Pharma, Inc., 1860 Montreal Road, Tucker Georgia, 30084, Attention: Corporate Secretary.

Shareholder Communications

Although we do not have a formal policy regarding communications with our Board, shareholders may communicate with the Board by writing to us at Cocrystal Pharma, Inc., 1860 Montreal Road, Tucker Georgia 30084, Attention: Corporate Secretary, or by email at: jmartin@cocrystalpharma.com. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during fiscal year 2017.

14

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Set forth below is the description of transactions since January 1, 2017, to which the Company has been a party, in which the amount involved exceeded $120,000, and in which any of our directors, executive officers, beneficial owners of 5% or more of our common stock and certain other related persons had a direct or indirect material interest, other than compensation arrangements described in this Proxy Statement under “Executive Compensation.” Share amounts and stock prices have been adjusted to give effect to the 1-for-30 reverse stock split effective February 24, 2018.

Since November 2014, the Company has leased its Tucker, Georgia facility from a limited liability company owned by Dr. Raymond Schinazi, the Company’s Chairman and principal shareholder. Rent expense for 2017 totaled $153,000. In January 2018, we reduced our lease from approximately 6,148 square feet to approximately 1,200 square feet.

As described under “Cocrystal Technology – Collaborations,” in Part I of the Annual Report on Form 10-K for the year ended December 31, 2017, the Company has entered into certain license agreements to which Emory University is directly, or indirectly, a party. Due to Dr. Schinazi’s relationship with Emory University and his contributions to the intellectual property and technology which are the subject of the licenses, he may, in the future, be entitled under these agreements to payments of material amounts from Emory University or its partners.

On April 20, 2017, the Company sold 416,664 shares of the Company’s common stock in a private placement offering at a purchase price of $7.20 per share for gross proceeds of $3,000,000. The purchasers included Dr. Raymond Schinazi, the Company’s Chairman and principal shareholder. In addition, OPKO, the Company’s shareholder, of which the Company’s director Dr. Phillip Frost is Chairman and Chief Executive Officer, invested in the offering.

On November 24, 2017, the Company borrowed $500,000 from each of Dr. Raymond’s Schinazi, the Company’s Chairman and principal shareholder, and Brace Pharma Capital, LLC, a company in which Dr. Schinazi serves as a director and has a minority interest, in exchange for two-year 8% convertible notes each in the principal amount of $500,000 (the “2017 Notes”). On January 31, 2018, the Company borrowed $1,000,000 from OPKO in exchange for a two-year 8% convertible note in the principal amount of $1,000,000 (the “2018 Note” and together with the 2017 Notes, the “Notes”). In May 2018, pursuant to a resolution of its two disinterested directors the Company agreed to the conversion of the Notes at a reduced conversion price of $1.90 per share, which was the offering price in the Company’s previously closed public offering (described below). On May 10, 2018, Dr. Schinazi’s Note was converted into Common Stock. On May 18, 2018, the remaining Notes were converted into Common Stock.

On May 3, 2018, the Company closed an underwritten public offering of 4,210,527 shares of Common Stock at a price to the public of $1.90 per share (the “Offering”). The gross proceeds from the Offering were approximately $8,000,000. RFS Partners, LP, a limited partnership controlled by Dr. Raymond Schinazi, the Company’s Chairman and principal shareholder, invested approximately $800,000 and Frost Gamma Investments Trust, of which Dr. Phillip Frost, a director of the Company, is the trustee, invested approximately $200,000 in the Offering.

See the Section titled “Independence” above for disclosure regarding director independence.

15

EXECUTIVE COMPENSATION

The following information is related to the compensation paid, distributed or accrued by us to those persons serving as our Interim Chief Executive Officer (principal executive officer) and Chief Financial Officer (principal financial officer) during 2017 (including those who served in an interim capacity), and our three most highly compensated executive officers other than the Interim Chief Executive Officer and Chief Financial Officer whose total compensation exceeded $100,000. We refer to these persons as the “Named Executive Officers.”

2017 Summary Compensation Table

Name and Principal Position (a)(1)	Year (b)	Salary ($)(c)(1)	Bonus ($)(d)	Option Awards ($)(f)	All Other Compensation ($)(i)		Total ($)(j)
Gary Wilcox	2017	100,643	‒	‒	‒		100,643
Interim Chief Executive	2016	100,643	‒	‒	‒		100,643
Officer	2015	133,487	‒	‒	‒		133,487
James Martin	2017	134,654	‒	‒	64,905	(2)	199,559
Chief Financial Officer	2016	‒	‒	‒	‒		‒
	2015	‒	‒	‒	‒		‒
Sam Lee	2017	253,336	‒	‒	‒		253,336
President	2016	260,836	‒	‒	‒		260,836
	2015	203,620	‒	‒	‒		203,620
Curtis Dale	2017	18,886	15,910	‒	‒		34,796
Former Interim Chief	2016	197,820	‒	‒	‒		197,820
Financial Officer	2015	42,766	15,910	58,477	15,585		132,738

(1)	Salary amounts reflect amounts earned and paid each year.

(2)	Mr. Martin was paid $64,905 for consulting services prior to joining the Company as Chief Financial Officer.

16

Pay Ratio

In 2015 the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). The Company’s PEO is Gary Wilcox, Interim Chief Executive Officer. The purpose of the new required disclosure is to provide a measure of the equitability of pay within the Company. The Company believes its compensation philosophy and process yield an equitable result.

Median Employee total annual compensation	$101,000
PEO total annual compensation	$100,643
Ratio of PEO to Median Employee Compensation	1.0:1.0

In determining the median employee, a listing was prepared of all employees as of December 31, 2017. Employees on leave of absence were excluded from the list and wages and salaries were annualized for those employees that were not employed for the full year of 2017. The median amount was selected from the annualized list. For simplicity, the value of the Company’s medical benefits provided were excluded as all employees including the PEO are offered the exact same benefits. As of December 31, 2017 the Company employed 10 persons.

Pay elements that were included in the annual total compensation for each employee are:

●	salary received in fiscal year 2017; and
●	annual incentive payment received for performance in fiscal year 2017.

Named Executive Officers’ Employment Agreements

Gary Wilcox. Dr. Wilcox assumed the role of Interim Chief Executive Officer in July 2016. Prior to that, Dr. Wilcox had served as a part-time senior adviser to the Company pursuant to a letter agreement dated March 31, 2015, which has not been modified upon his appointment as Interim Chief Executive Officer. Under this agreement, Dr. Wilcox’s employment is on an at-will basis and may be terminated by either party, and his annual salary is $100,000. The letter agreement contains non-competition and non-disclosure covenants by Dr. Wilcox.

Sam Lee. The Company has entered into an employment agreement with Sam Lee, the Company’s President effective January 2, 2014. Pursuant to the terms of his employment agreement, Dr. Lee’s employment is on an at-will basis and may be terminated by either party. Dr. Lee receives an annual base salary of $200,000, which was decreased from $260,000 as of December 2017.

James Martin. The Company entered into a letter agreement with Mr. Martin effective June 1, 2017. Mr. Martin receives an annual base salary of $230,000, which is subject to annual review. In addition to the base salary, Mr. Martin is eligible to receive a discretionary bonus, to the extent approved by the Board.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2017, there were no outstanding unearned options granted to our Named Executive Officers under the 2015 Equity Incentive Plan, and no Named Executive Officer had any outstanding stock awards.

17

Equity Compensation Plan Information

The following chart reflects the number of awards granted under equity compensation plans approved and not approved by shareholders and the weighted average exercise price for such plans as of December 31, 2017. All numbers have been adjusted to give effect to the 1-for-30 reverse stock split effective February 24, 2018.

(amounts in thousands, except per share amounts)

Name of Plan	Number of shares of common stock to be issued upon exercise of outstanding options (a)	Weighted Average Exercise Price of Outstanding Options (b)($)	Number of shares remaining available for issuance under equity compensations plans (excluding the shares reflected in column (a))
Equity compensation plans approved by security holders (1)	711	8.39	1,656

Equity compensation plans not approved by security holders	‒	‒	‒

Total	711	8.39	1,656

(1)	Represents securities issued under the 2007 Equity Incentive Plan and 2015 Equity Incentive Plan.

In 2014, in connection with the reverse merger with Cocrystal Discovery, Inc., the Company adopted and assumed the 2007 Equity Incentive Plan. On April 13, 2015, the Board adopted the 2015 Equity Incentive Plan, and our shareholders approved and ratified it on June 29, 2015. The 2015 Equity Incentive Plan provides for the grant of incentive stock options, qualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, and performance shares or units and cash awards. Awards may be granted under the 2015 Equity Incentive Plan to our employees, directors and independent contractors.

Grants of Plan-Based Awards

The Company made no grants of plan-based awards to any of the Named Executive Officers during the year ended December 31, 2017.

Option Exercises and Stock Vested

None of our Named Executive Officers exercised stock options or acquired shares on the vesting of stock awards in fiscal year ended December 31, 2017.

DIRECTOR COMPENSATION

We do not presently compensate our directors for their Board or committee service, and did not do so during the year ended December 31, 2017.

18

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of our common stock beneficially owned as of June 8, 2018 by (i) those persons known by us to be owners of more than 5% of our common stock, (ii) each director, (iii) each of our Named Executive Officers and (iv) all current executive officers and directors of Cocrystal as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Cocrystal Pharma, Inc., 1860 Montreal Road, Tucker Georgia 30084.

Beneficial Owner	Amount of Common Stock Beneficially Owned and Nature of Beneficial Owner (1)	Percent of Class (1)
Directors and Named Executive Officers:
Raymond Schinazi (2)	10,361,985	34.5%
David Block (3)	14,371	*
Curtis Dale (4)	‒	‒
Phillip Frost (5)	3,664,014	12.2%
Jane Hsiao (6)	306,479	1.0%
Sam Lee (7)	436,262	1.5%
James Martin (8)	‒	‒
Steven Rubin (9)	32,197	*
Gary Wilcox (10)	564,952	1.9%
All directors and executive officers as a group (8 persons):	15,380,260	51.1%
5% Stockholders:
Frost Gamma Investments Trust (11)	3,655,265	12.2%
OPKO Health, Inc. (12)	2,659,683	8.9%

* Less than 1%

(1)

Applicable percentages are based on 29,923,076 shares of common stock outstanding as of June 8, 2018. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, and preferred stock currently exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. The table includes shares of common stock, options, and warrants exercisable or convertible into common stock and vested or vesting within 60 days. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. The number of shares reported as beneficially owned by former executive officers is based upon a review of the Company’s stock transfer agent records.

(2)	Dr. Schinazi is a director. Includes (i) 9,240,928 shares of common stock, (ii) 995,593 shares of common stock held by an entity controlled by Dr. Schinazi, and (iii) 125,464 vested options.

(3)	Dr. Block is a director. Includes 5,622 shares of common stock and 8,749 vested options.

(4)	Mr. Dale is a former executive officer.

(5)

Dr. Frost is a director. Includes (i) 3,655,265 shares of common stock held by Frost Gamma Investments Trust and (ii) 8,749 vested options. Dr. Frost is the trustee of Frost Gamma Investments Trust. Frost Gamma L.P. is the sole and exclusive beneficiary of Frost Gamma Investments Trust. Dr. Frost is one of two limited partners of Frost Gamma L.P. The general partner of Frost Gamma L.P. is Frost Gamma, Inc., and the sole shareholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is the sole shareholder of Frost-Nevada Corporation. Does not include securities held by OPKO, a corporation of which Dr. Frost is the Chief Executive Officer and Chairman, concerning the securities of which Dr. Frost does not hold voting and investment control. Dr. Frost disclaims beneficial ownership of the securities held by Frost Gamma Investments Trust and OPKO except to the extent of any pecuniary interest therein. Address is 4400 Biscayne Boulevard, Miami, FL 33137.

(6)

Dr. Hsiao is a director. Includes (i) 114,509 shares of common stock held directly by Dr. Hsiao, (ii) 183,221 shares of common stock held by Hsu Gamma Investment, L.P, for which Dr. Hsiao serves as General Partner, and (iii) 8,749 vested options.

(7)	Dr. Lee is a Named Executive Officer.

(8)	Mr. Martin is a Named Executive Officer.

(9)	Mr. Rubin is a director. Includes 23,448 shares of common stock and 8,749 vested options.

(10)	Dr. Wilcox is a Named Executive Officer and a director.

(11)	Dr. Frost has voting and investment control over the securities held by Frost Gamma Investments Trust. See Footnote 5 above. Address is 4400 Biscayne Boulevard, Miami, FL 33137.

(12)

Includes (i) 2,626,350 shares of common stock, and (ii) 33,333 warrants. Dr. Frost is the Chief Executive Officer and Chairman of OPKO. However, he does not hold voting and investment control over, and disclaims beneficial ownership of, the securities held by OPKO. Address is 4400 Biscayne Boulevard, Miami, FL 33137.

19

PROPOSAL 2.

APPROVAL OF an amendment to our Certificate of Incorporation to reduce the number of shares of common stock we are authorized to issue from 800,000,000 to 100,000,000

The Board has determined that it is in our and our shareholders’ best interest to reduce the number of our authorized shares of common stock from 800,000,000 to 100,000,000 (the “Reduction”) and recommended that the shareholders approve a proposal to amend Section 4 of our Certificate of Incorporation, as amended (the “Certificate”), to implement the Reduction. The Reduction will have no effect on the par value of our common stock. Our common stock is currently quoted on The Nasdaq Capital Market under the symbol “COCP”. The proposed form of amendment to our Certificate to implement the Reduction is attached to this Proxy Statement as Annex A.

Purpose of the Reduction

The Board believes that, due to the decrease in the number of outstanding shares of common stock resulting from the 1-for-30 reverse stock split we effected on January 24, 2018, the Company no longer has a need for 800,000,000 authorized shares of common stock and that 100,000,000 authorized shares of common stock is sufficient for the Company at this time. The sole purpose of the Reduction is to reduce franchise and other state taxes that are computed by reference to Cocrystal’s authorized capitalization structure. Assuming no change in our assets or shares outstanding, the Company estimates that the Reduction will result in a decrease in future franchise and other state taxes of approximately 23.6%.

Risks and Effects of the Reduction

We do not foresee any risks with respect to the Reduction. The Reduction will not have any effect on our stock price or market capitalization. Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reduction will not affect the registration of the common stock under the Exchange Act or our obligation to publicly file financial and other information with the SEC. If the Reduction is implemented, our common stock will continue to trade on The Nasdaq Capital Market.

Procedure for Implementing the Reduction

The Reduction would become effective upon the filing of a Certificate of Amendment to our Certificate with the Secretary of State of the State of Delaware.

No Appraisal Rights

Shareholders have no rights under the General Corporation Law of the State of Delaware or under our charter documents to exercise dissenters’ rights of appraisal with respect to the Reduction.

The Board recommends a vote “For” this Proposal 2.

20

COMPENSATION DISCUSSION AND ANALYSIS

This following Compensation Discussion and Analysis is designed to provide our shareholders with a clear understanding of our compensation philosophy and objectives, compensation-setting process and the 2017 compensation of our Named Executive Officers, or NEOs. As discussed in Proposal 3, we are conducting our Say-on-Pay vote that requests your approval of the compensation of our NEOs as described in this section and in the tables and accompanying narrative disclosure contained below under “Executive Compensation.” To assist you with this vote, please review our compensation philosophies, the design of our executive compensation program and how, we believe, these programs have contributed to and are aligned with our performance.

In the following discussion, we use the term “Named Executive Officers” to refer to those persons listed under “Executive Compensation–2017 Summary Compensation Table” in this Proxy Statement. No other executive officer had compensation exceeding $100,000 in 2017.

Our compensation philosophy is to attract and retain talented and dedicated executives who will work to achieve our desired business direction, strategy, and performance. The primary goals of our compensation program for our NEOs are to:

(i)	attract, motivate, and retain talented executives with the skill sets and expertise we need to meet our scientific and business objectives;

(ii)	be competitive in the marketplace;

(iii)	tie annual incentives to the achievement of specified performance objectives that will result in increased shareholder value; and

(iv)	be cost-effective.

To achieve these goals, we have formed a Compensation Committee (the “Committee”) that reviews and approves the executive compensation packages for our executive officers, including NEOs. These packages are generally based on a mix of salary, discretionary bonus, and equity awards. Although we have not adopted any formal guidelines for allocating total compensation between equity compensation and cash compensation, we maintain compensation plans that tie a substantial portion of our executives’ overall compensation to the achievement of corporate goals and success of the Company.

Benchmarking of Cash and Equity Compensation

With the exception of our Interim Chief Executive Officer, the Committee reviews executive compensation levels to ensure they remain competitive in our industry. We may retain the services of third-party executive compensation specialists from time to time in connection with the establishment of cash and equity compensation and related policies. We have not used any compensation consultants to date.

Elements of Compensation

We evaluate individual executive performance with a goal of setting compensation at levels the Board and the Committee believe are comparable with executives in comparable companies, taking into account similar size, stage of development, complexity of programs, and our status as a publicly held company. Our Board and Committee may take into account our relative performance against objectives both as a company and as an individual contributor. The primary elements of an individual’s compensation may include base salary, discretionary equity compensation, and discretionary annual bonus, each of which is described in greater detail below.

Base Salary. We try to establish and maintain competitive annual base salaries for our Named Executive Officers. In the past we have utilized comparative data purchased from Radford Consulting (a division of Aon plc). While base salaries are not primarily performance-based, we believe it is important to provide adequate, fixed compensation to executives working in a highly volatile and competitive industry such as ours. We provide fixed salary compensation to our Named Executive Officers based on their responsibilities and individual experience, taking into account competitive market compensation paid by other companies for similar positions within the pharmaceutical industry. The Committee may take into account the Company’s growth and achievements as well as salary increases, or lack thereof, during preceding periods to make determinations as to whether to increase base salary. The Committee is mindful of the Company’s cash flow needs. Accordingly it approved a reduction in our President’s salary from $260,000 to $200,000 effective December 2017.

21

Discretionary Annual Bonus. In addition to base salaries, our Committee has the authority to award discretionary annual bonuses to our Named Executive Officers. The Committee did not award cash bonuses to any Named Executive Officers in connection with 2017 performance and the Company is presently evaluating whether cash bonuses should be a component of executive compensation in the future.

Equity Compensation. We believe that equity compensation should be a component of our executive compensation program because it aligns the interests of our executive officers with the long term performance of the Company. Stock options are an element of our long-term incentive strategy. The primary purpose of stock options is to provide Named Executive Officers and other employees with a personal and financial interest in our success through stock ownership, thereby aligning the interests of such persons with those of our shareholders. This program is an important element of our goal to empower and motivate outstanding long-term contributions by our Named Executive Officers and other employees. The Committee believes that the value of stock options will reflect our performance over the long-term. Under our employee stock option program, options are granted at fair market value at the date of grant, and options granted under the program become exercisable only after a vesting period, which is subject to continued employment. Consequently, employees benefit from stock options only if the market value of our common stock increases over time. With respect to these stock options, we recognize compensation expense based on FASB ASC Topic 718.

The Committee typically grants stock options under the 2015 Equity Incentive Plan, which we sometimes refer to as the “Plan”. See “2015 Equity Incentive Plan,” below. As with base salaries, there is no set formula or performance criteria, which determines the amount of the equity award for our Named Executive Officers or our other employees. Nor is the Committee required to assign any relative weight to any specific factors or criteria it considers when granting stock options. Rather, the Committee will exercise its judgment and discretion by considering all factors it deems relevant at the time of such grants, including the Company’s performance during the most recent fiscal year. For the Named Executive Officers, other than the Chief Executive Officer, the decisions by the Committee may take into account the recommendation of the Company’s Chief Executive Officer, and include his subjective determination based on his assessment of the executive officer’s current position with the Company, the executive officer’s past and expected future performance and the other factors discussed in the determination of base salaries. In addition, the Committee may make stock option grants to incentivize and attract new employees, including executive officers. With limited exceptions, we have not granted employees restricted stock or restricted stock units pursuant to our equity incentive plans. However, our Committee, in its discretion, may in the future elect to make such grants to our employees and our executive officers if it deems it advisable.

2015 Equity Incentive Plan

The Plan was approved and ratified by more than 99% of the votes cast at our 2015 Annual Meeting. The Plan authorizes up to 1,666,667 shares of our common stock for issuance pursuant to the terms of the Plan. The Plan is a broad-based plan in which all employees, consultants, officers, and directors of the Company are eligible to participate. The purpose of the Plan is to further the growth and development of the Company by providing, through ownership of stock of the Company and other equity-based awards, an incentive to its officers and other key employees and consultants who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, by encouraging them to continue their services to the Company, and by enabling the Company to attract individuals of outstanding ability to become employees, consultants, officers and directors of the Company.

The Plan is administered by the Committee or by the Board, which we refer to as the “Administrator.” Under the Delaware General Corporation Law, the Board may delegate to officers of the Company the power to grant awards to employees who are not officers or directors. Accordingly, the Board has delegated to the Committee the power to authorize awards to employees who are not direct reports of the Chief Executive Officer and has retained the power to authorize awards to the Chief Executive Officer and his or her direct reports. Awards granted under the Plan may be restricted stock, restricted stock units, options and stock appreciation rights (“SARs”). Such awards are made to employees, consultants, officers and directors, who, in the opinion of the Administrator, have contributed, or are expected to contribute, materially to our success. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by the Administrator, in its sole discretion. As of the record date, all of the Company’s approximately 10 employees and four non-employee directors are eligible to participate in the Plan.

Advisory Vote on Executive Compensation

We conducted our first advisory vote on executive compensation (“Say-on-Pay”) at our 2015 Annual Meeting. While this vote is not binding on the Company, our Board or the Committee, we believe that it is important for our shareholders to have an opportunity to vote on this proposal every three years as a means to express their views regarding our executive compensation philosophy, our compensation policies and programs, and our decisions regarding executive compensation, all as disclosed in this Proxy Statement. Our Board and the Committee value the opinions of our shareholders and, to the extent there is any significant vote against the compensation of our Named Executive Officers as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Committee will evaluate whether any actions are necessary to address those concerns.

At the 2015 Annual Meeting, more than 99% of the votes cast on the advisory vote on the executive compensation proposal were in favor of our Named Executive Officer compensation as disclosed in this Proxy Statement. Our Board and Committee reviewed these final vote results. Given the significant level of support, no changes to our executive compensation policies and decisions were necessary at that time based on the vote results. We have determined that our shareholders should vote on a Say-on-Pay proposal every three years, consistent with the preference expressed by our shareholders at the 2015 Annual Meeting. Accordingly, we are conducting our Say-on-Pay vote this year. See Proposal 3 of this Proxy Statement.

22

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) included in this Proxy Statement. Based on its review and discussions, the Compensation Committee has recommended to the Board (and the Board has approved) that the CD&A be included in the Company’s Proxy Statement on Schedule 14A prepared in connection with the Company’s 2018 Annual Meeting and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Submitted by the Committee of the Board of Directors

David Block, Chairman

Jane Hsiao

Steven Rubin

23

PROPOSAL 3.

SHAREHOLDER ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Overview

Pursuant to The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are asking our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, as disclosed in this Proxy Statement, commonly referred to as the “say-on-pay” vote. We are providing our shareholders with an opportunity to express their views on our Named Executive Officers’ compensation. Although this advisory vote is non-binding, the Committee will review and consider the voting results when making future decisions regarding our Named Executive Officer compensation and related executive compensation programs.

At the 2015 Annual Meeting, more than 99% of the votes cast on the advisory vote on the executive compensation proposal were in favor of our Named Executive Officer compensation as disclosed in this Proxy Statement.

We encourage our shareholders to read the “Executive Compensation” section in this Proxy Statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers in fiscal year ended December 31, 2017. The compensation of our Named Executive Officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. The Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our shareholders.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the 2018 Annual Meeting:

“RESOLVED, that the compensation paid to Cocrystal’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED on an advisory basis.”

The Board recommends a vote “For” this Proposal 3.

24

PROPOSAL 4.

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING December 31, 2018

Our Board has appointed BDO USA, LLP (“BDO”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018. BDO has been Cocrystal’s independent registered public accounting firm since 2014. Selection of Cocrystal’s independent registered public accounting firm is not required to be submitted to a vote of the shareholders of Cocrystal for ratification. However, Cocrystal is submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during 2018 if they determine that such a change would be in the best interests of Cocrystal and its shareholders. If the appointment is not ratified, the Board will consider its options.

A representative of the BDO is not expected to be present at the 2018 Annual Meeting.

The Board recommends a vote “For” the ratification of the appointment of BDO.

25

Audit Committee Report

The principal purpose of the Audit Committee is to assist the Board in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The Audit Committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The Audit Committee’s function is more fully described in its charter.

Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. BDO, our independent registered public accounting firm for 2017, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles and as to the effectiveness of our internal control over financial reporting.

The Audit Committee has:

●	reviewed and discussed the audited financial statements with management;

●	met privately with the independent registered public accounting firm and discussed matters required to be discussed pursuant to the Public Company Accounting Oversight Board Auditing Standard No. 1301 “Communications with Audit Committees”;

●	received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed its independence with Cocrystal; and

●	in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC.

This report is submitted by the Audit Committee.

Steven Rubin, Chairman

Dr. Phillip Frost

Dr. David Block

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that Cocrystal files with the SEC.

It is not the duty of the Audit Committee to determine that Cocrystal’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and Cocrystal’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of Cocrystal’s independent registered public accounting firm with respect to such financial statements.

26

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis. In its review of non-audit services, the Audit Committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, and whether the reasons of efficiency or convenience is in our best interest to engage our independent registered public accounting firm to perform the services.

During 2017, all services performed by BDO which were subject to the SEC’s pre-approval requirements were approved by the Audit Committee.

Principal Accountant Fees and Services

Our Audit Committee reviews and approves audit and permissible non-audit services performed by our independent registered public accounting firm, as well as the fees charged for such services. In its review of non-audit service and its appointment of BDO USA, LLP as our independent registered public accounting firm, the Audit Committee considered whether the provision of such services was compatible with maintaining independence. All of the services provided and fees charged by our principal accountants in fiscal 2016 and 2017 were approved by the Audit Committee in accordance with its pre-approval policy. The following table shows the fees paid to our principal accountants for the fiscal years ended December 31, 2016 and 2017.

	2017($)	2016($)
Audit Fees (1)	224,845	269,830
Audit-Related Fees (2)	670	500
Tax Fees (3)	24,912	45,000

Total	250,427	315,330

(1)	Audit Fees relate to relate to the audits of our annual financial statements and the review of our interim quarterly financial statements.

(2)	Audit-Related fees relate to the Financial Accounting Standards Board’s Accounting Support fee.

(3)	Tax fees relate to professional services rendered by our principal accountant for tax compliance, tax advice and tax planning.

27

OTHER MATTERS

Cocrystal has no knowledge of any other matters that may come before the 2018 Annual Meeting and does not intend to present any other matters at the 2018 Annual Meeting. However, if any other matters shall properly come before the Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the 2018 Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the 2018 Annual Meeting, at your request, Cocrystal will cancel your previously submitted proxy.

28

Annex A

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

OF COCRYSTAL PHARMA, INC.

Cocrystal Pharma, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”), hereby certifies as follows:

1. The name of the Company is Cocrystal Pharma, Inc.

2. Pursuant to Sections 242 and 228 of the Delaware General Corporation Law, the amendment herein set forth has been duly approved by the Board of Directors and holders of a majority of the outstanding capital stock of the Company.

3. The first sentence of Section 4 of the Certificate of Incorporation is hereby replaced with the following:

The total number of shares of stock of all classes and series the Company shall have authority to issue is 105,000,000 shares consisting of (i) 100,000,000 shares of common stock, par value of $0.001 per share and (ii) 5,000,000 shares of preferred stock, par value $0.001 with such rights, preferences and limitations as may be set from time to time by resolution of the board of directors and the filing of a certificate of designation as required by the Delaware General Corporation Law.

4. This Certificate of Amendment to Certificate of Incorporation was duly adopted and approved by the shareholders of this Company on the [_____] day of [______] 2018 in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Incorporation as of the [___] day of [____________] 2018.

COCRYSTAL PHARMA, INC.

By:
Gary Wilcox Interim Chief Executive Officer

A-1

PRELIMINARY PROXY STATEMENT

VOTE BY INTERNET - proxyvote.equitystock.com

COCRYSTAL PHARMA, INC	Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on August 5, 2018. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it to
EQUITY STOCK TRANSFER,
237 W 37TH ST, Suite 602, New York, NY 10018,
ATTN: Shareholder Services.

VOTE BY FAX

Mark, sign, and date this proxy card and promptly
return it by fax: (646) 201-9006 ATTN: Shareholder
Services.

KEEP THIS PORTION FOR YOUR RECORDS

--------------------------------------------------------------------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends a vote “FOR” Proposals 1 through 4

1. Election of Directors			TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS

			For	Withhold

	1a.	Raymond Schinazi	[ ]	[ ]

	1b.	Gary Wilcox	[ ]	[ ]

	1c.	David Block	[ ]	[ ]

	1d.	Philip Frost	[ ]	[ ]

	1e.	Jane Hsiao	[ ]	[ ]

	1f.	Steven Rubin	[ ]	[ ]

			For	Against	Abstain

2. To approve an amendment to Cocrystal’s Certificate of Incorporation to reduce the number of shares of common stock Cocrystal is authorized to issue from 800,000,000 to 100,000,000.			[ ]	[ ]	[ ]

3. To approve, on an advisory basis, Cocrystal’s Named Executive Officer compensation.			[ ]	[ ]	[ ]

4. To ratify the appointment of Cocrystal’s independent registered public accounting firm for the fiscal year ending December 31, 2018.			[ ]	[ ]	[ ]

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting	[ ]	[ ]

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PRELIMINARY PROXY STATEMENT

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 6, 2018

The undersigned hereby appoint(s) each of Dr. Gary Wilcox and Mr. James Martin as the attorney and proxy of the undersigned, with full power of substitution, to vote the number of shares of stock the undersigned is entitled to vote at the Annual Meeting of Shareholders of Cocrystal Pharma, Inc. to be held at 4400 Biscayne Boulevard, Suite 1500, Miami, Florida 33137 on August 6, 2018 at 2:00 p.m. Eastern Time, and any adjournment or postponement thereof.

This proxy card when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors.

Continued and to be signed on reverse side.